Supplement dated April 8, 2021

to the Prospectus dated October 31, 2020, as supplemented

This Supplement updates certain information in the Prospectus for the Penn Capital Defensive Floating Rate Income Fund, Penn Capital Defensive Short Duration High Income Fund, Penn Capital Opportunistic High Income Fund, Penn Capital Managed Alpha SMID Cap Equity Fund, Penn Capital Special Situations Small Cap Equity Fund, Penn Capital Micro Cap Equity Fund, and Penn Capital Enterprise Value Small Cap Equity Fund (the “Funds”), each a series of the PENN Capital Funds Trust (the “Trust”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-844-302-PENN or at www.penncapitalfunds.com.

The following supplements the information about the Funds’ investment adviser, Penn Capital Management Company LLC (formerly, Penn Capital Management Company, Inc.) (“Penn Capital”).

Pursuant to the terms of an agreement between Penn Capital; 525 Holding Company, Inc. (“525 Holding”), the parent company of Penn Capital; and Spouting Rock Asset Management, LLC (“SRAM”), SRAM acquired a minority ownership interest in 525 Holding on April 1, 2021 as well as options to purchase additional interests in 525 Holding in several phases exercisable beginning in June 2021 through June 2024 (the “Transaction”). If all of the options are exercised in their current form, the consummation of the Transaction is deemed to be a change of control of Penn Capital and an “assignment” of the Funds’ investment advisory agreement (the “Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in the automatic termination of the Advisory Agreement. There is no guarantee that the options will ultimately be exercised in their current form (or at all).

In connection with the Transaction, the Funds’ Board of Trustees (the “Board”) met on March 18, 2021 to consider various matters related to the Transaction affecting the Funds and approved an interim investment advisory agreement on behalf of each Fund pursuant to Rule 15a-4 under the 1940 Act to become effective April 1, 2021 in order to enable Penn Capital to continue to serve as the Funds’ investment adviser upon the closing of the Transaction on April 1, 2021. Pursuant to Rule 15a-4, Penn Capital can continue to serve as the investment adviser to the Funds under the interim investment advisory agreement with Board approval but without shareholder approval for a period of 150 days from the date of the closing.

In connection with the Transaction, it is expected that the Board will meet to consider a new investment advisory agreement with Penn Capital on behalf of each Fund, as well as other additional matters related to the Transaction. The Funds’ Prospectus will be further supplemented to announce the Board’s determinations.

Please retain this supplement for future reference.